UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2005

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



           Delaware                     0-26224                  51-0317849
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.

On November 7, 2005, Integra LifeSciences Holdings Corporation ("Integra"), voluntarily withdrew, and within 48 hours of such date, will refile, its Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the pending acquisition of the assets of the Radionics Division of Tyco Healthcare Group LP from Tyco Healthcare Group LP and Sherwood Services, AG by Integra LifeSciences Corporation and Integra LifeSciences (Ireland) Limited, wholly owned subsidiaries of Integra. The refiling is a procedural step to provide the antitrust regulators with additional time to review the information submitted by Integra and Tyco Healthcare Group LP. This is a commonly used technique to permit further informal discussions with the regulators.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION


       Date: November 7, 2005          By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer